 CITIGROUP INVESTOR CONFERENCE  June 2016

 This presentation contains summarized information concerning Nationstar Mortgage Holdings Inc. (the “Company”) and the Company’s business, operations, financial performance and trends. No representation is made that the information in this presentation is complete. For additional financial, statistical and business related information, as well as information regarding business and segment trends, see the Company’s most recent Annual Report on Form 10-K (“Form 10-K”) and Quarterly Reports on Form 10-Q (“Form 10-Qs) filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the Company’s other reports filed with the SEC from time to time. Such reports are or will be available in the Shareholder Relations section of the Company’s website (www.nationstarmtg.com) and the SEC’s website (www.sec.gov).Forward Looking StatementsAny statements in this presentation that are not historical or current facts are forward looking statements. These forward looking statements include, but are not limited to, statements regarding: Servicing profitability and portfolio composition, Originations opportunities and Xome’s estimated Adjusted Pretax Income. Forward looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward looking statements. Certain of these risks and uncertainties are described in the “Business” and “Risk Factors” sections of our Form 10-K and other required documents as filed with the SEC, which are available at the SEC’s website (www.sec.gov). Nationstar undertakes no obligation to publicly update or revise any forward looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only.Non-GAAP measures This presentation contains certain references to non-GAAP measures. Please refer to the Appendix and Endnotes for more information on non-GAAP measures.   Important Information  INVESTOR SUPPLEMENT

Nationstar Today

Operations

- Servicing: 4th largest servicer, largest non-bank servicer[1]
- Originations: Integrated platform focused on customer retention
- Xome: Residential real estate services, principally auction, title and technology

Best Positioned

- Preferred industry partner, evidenced by strong pipeline
- Top rated servicer, including FNMA 5 STAR rating
- Diversified servicing/subservicing portfolio

Strong Capital Position

- Exceed industry capital requirements with significant cushion for expansion
- Retired over $410 million of unsecured debt since 2014
- Subservicing wins continue to strengthen balance sheet ratios

Value Creation

- Expected ROE improvement driven by subservicing and margin improvements
- Repurchased $101 million of shares since authorization in December 2015[2]
- Repurchase shares when trading at a significant discount to book value

(1) Inside Mortgage Finance as of Q1'16
(2) As of June 6, 2016

INVESTOR SUPPLEMENT | 3

Servicing

Portfolio Composition



2015
2016E(1)
6%
94%
25%
75%
Servicing
Subservicing

Adjusted Pretax Income (bps)[3]



$18M COST OUT
Q2'15-Q1'16
2.3
3.6
5.1
5.0
7.4%
7.2%
6.9%
6.5%
2Q'15
3Q'15
4Q'15
1Q'16
Portfolio Dq %

Diversified & growing servicing book

- UPB to board beginning in Q3:
  - ✓ $55 billion subservicing
  - ✓ $2 billion of PLS
- $130 billion pipeline update[2]:
  - ✓ $79 billion in contract negotiations ($50 billion of subservicing)
  - ✓ $18 billion progressed to next round of discussions
  - ✓ $33 billion still under discussion

Driving operating profitability

- Subservicing = higher margin, higher ROE
- Portfolio performance evidenced by reduced delinquencies
- Investments in technologies (e.g., website, IVR, mobile apps)
- Investments in customer experience resulting in lower complaints
- Remain committed to exceeding 5.0 bps on average in 2016[1]

(1) Estimates of future Unpaid Principal Balance and profitability are forward looking and based on a number of factors outside our control. Results could differ materially.
(2) The active pipeline of potential servicing transactions referenced above are identified opportunities and not currently serviced by the Company and there can be no assurance that these potential servicing transactions will ultimately be consummated, or will remain the same size.
(3) Please refer to Appendix and Endnotes for information on non-GAAP numbers and reconciliation.

INVESTOR SUPPLEMENT | 4

Originations

Recapture %



24%
25%
28%
27%
31%
1Q'15
2Q'15
3Q'15
4Q'15
1Q'16

Recapture is the most efficient replacement of MSR portfolio runoff

Benefits of integrated platform

- Ability to enhance customer experience and increase customer retention
- Increases value of MSR holdings
- Counter cyclical to servicing business with respect to interest rate movements
- Solid, stable earnings since Q1 2014

Pretax Income



$ mm
$59
$59
$50
$43
$40
1Q'15
2Q'15 (1)
3Q'15
4Q'15
1Q'16

Additional opportunities

- Significant opportunity to recapture PLS and purchase transactions remain
- Expanding streamline and other products to minimize impact of HARP expiration
- Ability to drive fulfillment costs lower
- Well positioned given current interest rate environment

(1) Q2'15 Pretax Income of $54mm has been adjusted to exclude non-recurring expenses of $4mm. Please refer to Endnotes for information on Adjusted Pretax Income for Q2'15.

INVESTOR SUPPLEMENT | 5

Xome℠

3rd Party Business Percentage


31%
30%
34%
37%
36%
1Q'15
2Q'15
3Q'15
4Q'15
1Q'16

Pretax Income


$ mm
$28
$17
$6
$11
$20-$23
2Q'15
3Q'15
4Q'15
1Q'16
2Q'16E (2)

Property disposition

- Q1 pipeline of over 7,800 assets as of Q1
- Continue to work with GSE and other third party clients
- Continue to invest in retail, B2C opportunities

Title operations

- National, centralized title provider
- More than 60% of revenues from third party clients
- Continue to gain market share

Technology platform

- Launched Xome and Xome.com mobile apps in 2015
- Signed agreement to white-label Xome and search components
- Enhancing workflow, valuation and auction platforms – licensable to third parties

(1) Pretax income estimates are forward looking and based on a number of factors outside our control. Results could differ materially.

INVESTOR SUPPLEMENT | 6

Capital Position and Stockholder Value

Cushion on Liquidity Requirements

$ mm	Q1'16	FHFA Minimum	Cushion
Tangible Net Worth	$1,457	$908	$549
Tangible Net Worth / Assets[1]	13%	6%	7%
Liquidity[2]	$644	$83	561

Significant room for growth

- Significantly exceed regulatory capital standards
- Maintaining excess liquidity in current environment
- Subservicing enhances ability to de-lever and/or repurchase shares

Corporate Debt Balance



$ mm
$2,444
$2,158
$2,025
1Q'14
1Q'15
1Q'16

Returning value to shareholders

- $410 million of unsecured debt retired since 2014– fortifying balance sheet
- $101 million of shares repurchased at significant discount to tangible book value
- 60% of capacity remaining under share repurchase program

(1) Calculated in accordance with FHFA's capital and liquidity standards. As of April 2015, Nationstar was granted waivers to exclude the Generations Reverse assets ($4.9B as of Q1'16) from the calculation of Tangible Net Worth / Assets.
(2) Liquidity includes cash, cash equivalents and available capacity to immediately borrow agency servicer advance facilities in which unencumbered collateral is available to pledge and marketable securities

INVESTOR SUPPLEMENT | 7

Becoming the Benchmark for Customer Service

Why Mr. Cooper?

- Promises a simpler, more personal relationship with our customers
- Aligns the company behind spirit of customer advocacy
- Eliminates confusion between Nationstar and Greenlight

mr. cooper℠

What is Mr. Cooper about?

- Creating the most customer-focused company in the industry
- Challenging convention and status quo... i.e., viewing regulatory matters as opportunities, not hurdles

How will we invest?

- Technology enhancements that improve our CSRs ability to assist customers and that allow customers to help themselves
- Streamline loan origination and servicing processes
- Revamp customer interactions (e.g., IVR, mailings, web, glass house)

When?

- Dependent upon licensing, but expected to be late summer to our existing 2.5 million customers

INVESTOR SUPPLEMENT | 8

Increases customer retention and improves value of MSR assetSecures position as preferred industry partnerEnhances brand loyalty and increases compliments versus complaintsIncreases profitability   Enhanced customer satisfaction…  INVESTOR SUPPLEMENT   Sources: CFPB and Inside Mortgage Finance.

 Endnotes  Adjusted Pretax Income (“Adjusted Pretax Income” or “PTI”) (Servicing) This disclaimer applies to every usage of Adjusted Pretax Income in this presentation. Adjusted Pretax Income is a metric that is used by management to provide a better depiction of the results of servicing operations by excluding changes in fair value of the MSR and non-recurring expenses. Adjusted Pretax Income (“Adjusted Pretax Income” or “PTI”) (Originations) This disclaimer applies to every usage of Adjusted Pretax Income in this presentation. Adjusted Pretax Income is a metric that is used by management to provide a better depiction of the results of originations operations by excluding non-recurring expenses. Servicing profitability Servicing profitability is a metric used by management to estimate earnings from the servicing segment. Servicing profitability begins with adjusted earnings and adjusts for financing structure payments.  10

 Appendix: Servicing Operational P&L (in bps)  $ in mm, unless otherwise noted  Q1’15    Q2’15    Q3’15    Q4’15    Q1’16  Operating Revenue  38.9    41.3    41.9     41.0    39.9   Labor costs(1)  6.2    6.2    6.2     6.1    6.8   Direct corporate allocation  4.1    4.0    4.0     4.5    4.4   Other direct expenses(1)  8.7    10.1    9.9     7.9    7.4  Total Expenses  18.9    20.3    20.1     18.6    18.6   Other (income) / expense  1.5    0.3    0.1     0.3    (0.2)  Adj. operating income b/f amortization  18.4    20.8    21.8     22.1    21.5   MSR amortization  (11.2)    (13.6)    (13.1)    (11.9)    (11.5)   Excess spread accretion  3.3    4.6    4.8     4.6    4.9  Total amortization(2)  (7.9)    (8.9)    (8.2)    (7.2)    (6.6)  Adjusted operating income  10.5    11.8    13.5     14.9    14.9   MSR financing liability payments  3.6    3.2    3.0     2.8    2.8   Excess spread payments – principal  4.2    4.2    4.7     4.8    4.8   Excess spread payments – interest / other  2.0    2.1    2.2     2.3    2.3  Total financing structure payments  9.8    9.5    10.0     9.8    9.9  Adjusted Pretax income  0.7    2.3    3.6     5.1    5.0   Excess Spread / Financing MTM  0.0    (4.4)    6.4    (5.9)    0.3   MSR MTM  (11.4)    12.7    (21.5)    12.6    (26.1)  Total MTM adjustments  (11.4)    8.3    (15.2)    6.6    (25.8)  Non-recurring expenses  --    (0.9)    (1.1)    ---    (0.4)  GAAP Pretax Income  (10.6)    9.7    (12.7)    11.7    (21.2)  Average UPB ($B)  $385.6    $394.9    $399.9    $403.1    $392.0    Excludes severance and other non-recurring itemsPreviously, the release of mortgage servicing liabilities related to GNMA buy-outs was reflected in the Operating P&L as a reduction of amortization totaling $16mm in Q1’16 and $10mm in Q4’15, respectively. These items have been reclassified, for presentation purposes, to the Operating Revenue line item in all periods.    11